UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF NEVADA

In re: AgriBioTech, Inc                       Case No.               00-10533lbr

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                            (AgriBioTech, Inc., DIP)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:         Feb-00         PETITION DATE:              01/25/00

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in $1

2.     Asset and Liability Structure                           End of Current Month   End of Prior Month      As of Petition Filing
                                                               --------------------   ------------------      ---------------------
       a.  Current Assets                                            $129,872,028                     $0
       b.  Total Assets                                              $226,100,704                     $0               $351,270,826
       c.  Current Liabilities                                         $6,041,573                     $0
       d.  Total Liabilities                                         $166,122,516                     $0               $165,101,527

3.     Statement of Cash Receipts & Disbursements for Month      Current Month           Prior Month                  Cumulative
                                                                                                                    (Case to Date)
       a.  Total Receipts                                             $15,185,475                     $0                $15,185,475
       b.  Total Disbursements                                        $13,880,489                     $0                $13,880,489
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  $1,304,986                     $0                 $1,304,986
       d.  Cash Balance Beginning of Month                               $130,077                     $0                   $130,077
       e.  Cash Balance End of Month (c + d)                           $1,435,063                     $0                 $1,435,063

                                                                  Current Month          Prior Month                  Cumulative
                                                                                                                    (Case to Date)
4.     Profit/(Loss) from the Statement of Operations                 ($2,482,028)                    $0                ($2,482,028)
5.     Account Receivables (Pre and Post Petition)                    $42,350,216                     $0
6.     Post-Petition Liabilities                                       $6,132,201                     $0
7.     Past Due Post-Petition Account Payables (over 30 days)                  $0                     $0

At the end of this reporting month:                                                        Yes          No
                                                                                           ---          --

8.   Have any payments been made on  pre-petition  debt,  other than payments in            X (See Exhibit A-C)
     the normal course to secured creditors or lessors?  (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any  payments  been made to  professionals?  (if yes,  attach  listing                         X
     including date of payment,  amount of payment and name of payee)
10.  If the  answer is yes to 8 or 9,  were all such  payments  approved  by the            X
     court?
11.  Have any payments been made to officers, insiders, shareholders, relatives?            X (Will be filed with March 2000 FS)
     (if yes,  attach listing  including date of payment,  amount and reason for payment,  and name of payee)
12.  Is the  estate  insured  for  replacement  cost of assets  and for  general            X
     liability?
13.  Are a plan and disclosure statement on file?                                           X
14.  Was there any post-petition borrowing during this reporting period?                    X

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly fees ;Check if filing is current for: Post-petition tax reporting and tax returns: Y .

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: March 29, 2000


 Bradley Sharp, DSI for William A. Brandt Jr., Responsible Person

                             STATEMENT OF OPERATIONS
                            (AgriBioTech, Inc., DIP)
                          For the Month Ended 02/29/00

                  Current Month
                                                                                                    Cumulative       Next Month
     Actual           Forecast         Variance                                                     (Case to Date)    Forecast
     ------           --------         --------                                                     --------------    --------

                                                       Revenues:
    $21,026,497               $0      $21,026,497    1   Gross Sales                                   $21,026,497     $20,000,000
       $217,989               $0        ($217,989)   2   less: Sales Returns & Allowances                 $217,989      $1,000,000
    $20,808,508               $0      $20,808,508    3   Net Sales                                     $20,808,508     $19,000,000
    $15,740,047               $0     ($15,740,047)   4   less: Cost of Goods Sold (Schedule B)         $15,740,047     $14,630,000
     $5,068,461               $0       $5,068,461    5   Gross Profit                                   $5,068,461      $4,370,000
                              $0               $0    6   Interest                                               $0              $0
        $42,425               $0          $42,425    7   Other Income:                                     $42,425         $50,000
                              $0               $0    8                                                          $0              $0
                              $0               $0    9                                                          $0              $0
     $5,110,886               $0       $5,110,886   10       Total Revenues                             $5,110,886      $4,420,000
                                                       Expenses:
     $2,264,521               $0      ($2,264,521)  11 Salaries and wages                               $2,264,521      $2,150,000
       $379,370               $0        ($379,370)  12 Fringes                                            $379,370        $365,500
           $315               $0            ($315)  13 Employee relation                                      $315            $500
        $59,568               $0         ($59,568)  14 Advertising and promotion                           $59,568         $55,000
       $383,956               $0        ($383,956)     Rent/Lease:                                        $383,956        $390,000
                                                    15   Real and Personal Property
       $195,523               $0        ($195,523)  16 Fees/Write-offs                                    $195,523        $185,000
        $94,778               $0         ($94,778)  17 Computer expense                                    $94,778         $95,000
       $465,113               $0        ($465,113)  18 Depreciation                                       $465,113        $465,000
        $60,272               $0         ($60,272)  19 Regulatory                                          $60,272         $60,000
        $90,535               $0         ($90,535)  20 Insurance                                           $90,535         $90,000
       $173,166               $0        ($173,166)  21 Outside services/Professional                      $173,166        $175,000
        $24,867               $0         ($24,867)  22 Repairs and maintenance                             $24,867         $25,000
        $93,568               $0         ($93,568)  23 Supplies                                            $93,568         $75,000
       $230,916               $0        ($230,916)  24 Postage and Freight                                $230,916        $500,000
        $46,157               $0         ($46,157)  25 Seed Testing                                        $46,157         $45,000
        $27,977               $0         ($27,977)  26 Travel                                              $27,977         $20,000
        $68,096               $0         ($68,096)  27 Utilities                                           $68,096         $65,000
       $735,544               $0        ($735,544)  28 Amortization                                       $735,544        $735,000
                              $0               $0   29 Other/Contingency                                        $0              $0
       $798,672               $0        ($798,672)  30 Interest expense                                   $798,672        $685,000
                                               $0   31                                                          $0              $0
                                               $0   32                                                          $0              $0
                                               $0   33                                                          $0              $0
                                               $0   34                                                          $0              $0

     $6,192,914               $0      ($6,192,914)  35       Total Expenses                             $6,192,914      $6,181,000

    ($1,082,028)              $0      ($1,082,028)  36 Subtotal                                        ($1,082,028)    ($1,761,000)

    ($1,400,000)*             $0       $1,400,000   37 Reorganization Items:                           ($1,400,000)*   ($1,400,000)
                                                         Professional Fees
                                               $0   38   Provisions for Rejected Executory Contracts            $0              $0
                                               $0   39   Interest Earned on Accumulated Cash from               $0              $0
                                                         Resulting Chp 11 Case                                  $0              $0
                                               $0   40   Gain or (Loss) from Sale of Equipment                  $0              $0
                                               $0   41   U.S. Trustee Quarterly Fees                            $0              $0
                                               $0   42                                                          $0              $0

    ($1,400,000)              $0      ($1,400,000)  43        Total Reorganization Items               ($1,400,000)    ($1,400,000)

    ($2,482,028)              $0      ($2,482,028)  44  Net Profit (Loss) Before Federal & State Taxes ($2,482,028)    ($3,161,000)
                                               $0   45   Federal & State Income Taxes                           $0

    ($2,482,028)              $0      ($2,482,028)  46 Net Profit (Loss)                               ($2,482,028)    ($3,161,000)
    ===========               ==      ===========                                                      ===========     ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

*       Estimate for accrued but unpaid professional fees through February 29, 2000.

                                  BALANCE SHEET
                 (AgriBioTech, Inc,. (DIP), Case # 00-10533lbr)
                         For the Month Ended 02/29/00


          Assets
                                                                                     From Schedules     Market Value
                                                                                     --------------     ------------
               Current Assets
      1             Cash and cash equivalents - unrestricted                                                 $175,273
      2             Cash and cash equivalents - restricted                                                 $1,259,790
      3             Trade accounts receivable (net)                                         A             $42,350,216
      4             Inventory                                                               B             $82,733,506
      5             Prepaid expenses                                                                       $1,636,067
      6             Professional retainers
      7             Other:       Other receivables,                                                          $649,490
      8                          Intercompany, net                                                         $1,067,686

      9                     Total Current Assets                                                         $129,872,028

               Property and Equipment (Net Book Value) Market not available

     10             Real property                                                           C             $33,544,636
     11             Machinery and equipment                                                 D              $9,463,750
     12             Furniture and fixtures                                                  D                      $0
     13             Office equipment                                                        D             $12,457,533
     14             Leasehold improvements                                                  D                $153,641
     15             Vehicles                                                                D              $1,018,263
     16             Other:                                                                  D
     17                                                                                     D
     18                                                                                     D
     19                                                                                     D
     20                                                                                     D

     21                     Total Property and Equipment                                                  $56,637,823


               Other Assets

     22             Loans to shareholders                                                                          $0
     23             Loans to affiliates                                                                            $0
     24             Goodwill, net of amoritzation $109,710,741                                                Unknown
     25             Intangible assets, net of amoritzation $17,058,957                                        Unknown
     26             Deferred income tax assets                                                             $1,560,522
     27             Other assets + Investment in unconsolidated subsidiaries                              $38,030,331

     28                     Total Other Assets                                                            $39,590,853

     29                     Total Assets                                                                 $226,100,704
                                                                                                         ============
          NOTE:
                    Indicate  the method  used to estimate  the market  value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.




                                                        Liabilities and Equity
                                            (AgriBioTech, Inc., (DIP), Case # 00-10533lbr)

          Liabilities From Schedules
               Post-Petition
                    Current Liabilities
     30                     Salaries and wages                                                               $375,978
     31                     Payroll taxes (Combined into salaries and wages)
     32                     Real and personal property taxes                                                  $49,382
     33                     Income taxes
     34                     Sales taxes                                                                          $691
     35                     Notes payable (short term)
     36                     Accounts payable (trade)                                        A              $3,654,544
     37                     Accrued medical insurance-Blue Cross                                             $239,673
     38                     Personal property lease arrearage
     39                     Accrued professional fees                                                      $1,400,000
     40                     Current portion of long-term post-petition debt (due within 12 months)
     41                     Accrued other                                                                    $154,305
     42                     Accrued royalties                                                                $167,000
     43

     44                     Total Current Liabilities                                                      $6,041,573

     45             Long-Term Post-Petition Debt, Net of Current Portion                                      $90,628

     46                     Total Post-Petition Liabilities                                                $6,132,201

        Pre-Petition Liabilities (allowed amount)

     47                     Secured claims                                                  F             $76,078,850
     48                     Priority unsecured claims                                       F                      $0
     49                     General unsecured claims                                        F             $83,911,465

     50                     Total Pre-Petition Liabilities                                               $159,990,315

     51                     Total Liabilities                                                            $166,122,516

        Equity (Deficit)

     52             Retained Earnings/(Deficit) at time of filing                                        ($92,794,518)
     53             Capital Stock                                                                             $51,055
     54             Additional paid-in capital                                                           $279,833,463
     55             Cumulative profit/(loss) since filing of case                                         ($2,482,028)
     56             Post-petition contributions/(distributions) or (draws)                                         $0
     57
     58             Market value adjustment                                                             ($124,629,784)

     59                     Total Equity (Deficit)                                                        $59,978,188

     60   Total Liabilities and Equity (Deficit)                                                         $226,100,704
                                                                                                         ============


                         SCHEDULES TO THE BALANCE SHEET
                            (AgriBioTech, Inc., DIP)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                                   Accounts Receivable      Accounts Payable         Past Due
                                                                [Pre and Post Petition]    [Post Petition]     Post Petition Debt
                                                                -----------------------    ---------------     ------------------
     0 -30 Days                                                             $31,804,113          $3,654,544
     31-60 Days                                                              $5,523,451                  $0
     61-90 Days                                                              $2,694,219                  $0                    $0
     91+ Days                                                               $12,031,331                  $0
     Total accounts receivable/payable                                      $52,053,114          $3,654,544
                                                                                                 ==========
     Allowance for doubtful accounts                                         $9,702,898

     Accounts receivable (net)                                              $42,350,216
                                                                            ===========


                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                        Cost of Goods Sold
----------------------------------                        ------------------
                                        Inventory(ies)    Inventory Beginning of Month                            $90,095,838
                                        Balance at
                                        End of Month
                                                          Add -
     Retail/Restaurants -                                   Net purchase                                           $8,377,715
       Product for resale                                   Direct labor
                                                            Manufacturing overhead
     Distribution -                                         Freight in
       Products for resale               $82,733,506        Other:
                                                          Note:  Net purchase includes cost of seed,
     Manufacturer -                                       pallets, shrink and freight in.  Only total available
       Raw Materials
       Work-in-progress                                   Less -
       Finished goods                                       Inventory End of Month                                $82,733,506
                                                            Shrinkage
     Other - Explain                                        Personal Use

                                                          Cost of Goods Sold                                      $15,740,047
                                                                                                                  ===========
         TOTAL                           $82,733,506
                                         ===========

Method of Inventory Control                                         Inventory Valuation Methods
Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes   x       No

How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
       Weekly                                                                LIFO cost
       Monthly                                                               Lower of cost or market
       Quarterly                                                             Retail method
       Semi-annually      x                                                  Other                                    x
       Annually                                                                Explain
Date of last physical inventory was    11/30/99 0:00
                                                                                               Average actual cost
Date of next physical inventory is     6/30/00 0:00

                           Schedule C
                         Real Property


Description                                              Cost                Net Book Value *
                                                         ----                ----------------
       Detail available upon request.                                          $33,544,636



       Total                                               $0                  $33,544,636
                                                           ==                  ===========



                           Schedule D
                    Other Depreciable Assets

Description                                              Cost                Net Book Value *
-----------                                              ----                ----------------

Machinery & Equipment -
       Detail available upon request.                                           $9,463,750

       Total                                               $0                   $9,463,750
                                                           ==                   ==========

Furniture & Fixtures -
       (combined with office equipment)

       Total                                               $0                           $0
                                                           ==                           ==

Office Equipment -                                                              $12,457,533
     Detail available upon request.
     (includes $2,920,144 of assets in CIP
     not yet allocated to specific bucket but
     majority is related to computer system
     Total                                                 $0                   $12,457,533
                                                           ==                   ===========

Leasehold Improvements -
       Detail available upon request.                                              $153,641

       Total                                               $0                      $153,641
                                                           ==                      ========

Vehicles -
       Detail available upon request.                                            $1,018,263

       Total                                               $0                    $1,018,263
                                                           ==                    ==========

*     Market value is not available at the current time.


                                              Schedule E
                                     Aging of Post-Petition Taxes
                              (As of End of the Current Reporting Period)

Taxes Payable                         0-30 Days     31-60 Days    61-90 Days   91+ Days        Total
                                      ---------     ----------    ----------   --------        -----
Federal
      Income Tax Withholding *                 $0                                                    $0
      FICA - Employee                                                                                $0
      FICA - Employer                                                                                $0
      Unemployment (FUTA)                                                                            $0
      Income                                                                                         $0
      Other (Attach List)                                                                            $0
Total Federal Taxes                            $0            $0            $0          $0            $0
State and Local
      Income Tax Withholding                                                                         $0
      Unemployment (UT)                                                                              $0
      Disability Insurance (DI)                                                                      $0
      Empl. Training Tax (ETT)                                                                       $0
      Sales                                  $691                                                  $691
      Excise                                                                                         $0
      Real & Personal property (combined) $49,382                                               $49,382
      Personal property                                                                              $0
      Income                                                                                         $0
      Other (Attach List)                                                                            $0
Total State & Local Taxes                 $50,073            $0            $0          $0       $50,073
Total Taxes                               $50,073            $0            $0          $0       $50,073
                                          =======            ==            ==          ==       =======
      * Combined with salaries and wages


                                             Schedule F
                                      Pre-Petition Liabilities *

List Total Claims For Each Classification -                        Claimed       Allowed
-------------------------------------------                         Amount      Amount (b)
                                                                    ------      ----------

      Secured claims (a)                                         $76,078,850         NA
      Priority  claims other than taxes                                NA            NA
      Priority tax claims                                              NA            NA
      General unsecured claims                                   $83,911,465         NA

(a)  List total amount of claims even if under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
* Detailed schedules are in process for specific liability amounts.



                                   Schedule G
                           Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                     Account 1             Account 2              Account 3             Account 4
                                     ---------             ---------              ---------             ---------
Bank                                 Bank of America       Bank of America        Bank of America       Bank of America
Account Type                         Unrestricted          Unrestricted           Unrestricted          Unrestricted
Account No.                          86660110              851001305              1581319654            990124612
Account Purpose                      Lock-box collections  Collections            Depository            Depository
Balance, End of Month                $ 150,861             $289                   $24,123               $0

                                     Account 5             Account 6              Account 7             Account 8
                                     ---------             ---------              ---------             ---------
Bank                                 Bank of America       Bank of America        Bank of America       Bank of America
Account Type                         Restricted            Restricted             Restricted            Restricted
Account No.                          1581419644            210238390              1581219645            1581919378
Account Purpose                      Disbursement          Pre-petition payroll   Post-petition payroll Healthcare
Balance, End of Month                $405,485              $98,304                $30,001               $25,000


                                     Account 9             Account 10             Account 11            Account 12
                                     ---------             ----------             ----------            ----------
Bank                                 Bank of America       Bank of America
Account Type                         Restricted            Restricted
Account No.                          1581019764            1581119797
Account Purpose                      Tax                   Professional services
Balance, End of Month                $1,000                $700,000               $0                    $0
Total Funds on Hand for all Accounts $1,435,063

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

See Exhibit D for additional support on all cash accounts.

                  Statement of Cash Receipts and Disbursements
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/29/00

                                                                                   Actual                       Cumulative
                                                                                Current Month                 (Case to Date)
                                                                                -------------                 --------------
      Cash Receipts
1           Rent/Leases Collected                                                              $0                            $0
2           Cash Received from Sales                                                   $8,534,628                    $8,534,628
3           Interest Received                                                                                                $0
4           Borrowings                                                                 $4,400,000                    $4,400,000
5           Funds from Shareholders, Partners, or Other Insiders                                                             $0
6           Capital Contributions                                                                                            $0
7           Receipt of cash from subsidiaries (net of amounts disbursed):                                                    $0
8                       Las Vegas Fertilizer                                           $1,211,586                    $1,211,586
9                       Garden West Distributors                                         $664,838                      $664,838
10                      George Hill  of Kentucky                                         $374,423                      $374,423
11                                                                                                                           $0

12               Total Cash Receipts                                                  $15,185,475                   $15,185,475

       Cash Disbursements
13          Cost of goods sold                                                           $689,010                      $689,010
14          Salaries & Wages (includes all payroll related taxes)                      $3,545,663                    $3,545,663
15          Fees/Write-offs                                                                $4,209                        $4,209
16          Computer                                                                       $1,751                        $1,751
17          Regulatory                                                                     $8,302                        $8,302
18          Insurance                                                                      $1,809                        $1,809
19          Outside services                                                               $2,042                        $2,042
20          Rentals                                                                       $16,485                       $16,485
21          Repairs and maintenance                                                        $6,816                        $6,816
22          Supplies                                                                           $0                            $0
23          Postage and freight                                                          $148,365                      $148,365
24          Seed testing                                                                  $28,336                       $28,336
25          Travel                                                                       $122,573                      $122,573
26          Utilities                                                                      $9,556                        $9,556
27          Other                                                                        $350,555                      $350,555
28          Repayment on borrowings                                                    $8,945,017                    $8,945,017
29                                                                                             $0                            $0
30                                                                                             $0                            $0
31
32
33
34
35
36
37
38
39
40
38               Total Cash Disbursements:                                            $13,880,489                   $13,880,489

39   Net Increase (Decrease) in Cash                                                   $1,304,986                    $1,304,986


40   Cash Balance, Beginning of Period                                                   $130,077                      $130,077

41   Cash Balance, End of Period                                                       $1,435,063                    $1,435,063
                                                                                       ==========                    ==========